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Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

Taubman Provides Update on Board Refreshment and Declassification Commitments

BLOOMFIELD HILLS, Mich. - July 26, 2017 - Taubman Centers, Inc. (NYSE: TCO) (the “Company”) today provided updates on its previously announced commitments to accelerate board refreshment and transition to annual elections for directors:

Taubman is advancing with its plans to refresh the Board and intends to announce at least two new independent directors prior to the 2018 Annual Meeting and an additional third new independent director by the 2019 Annual Meeting if not before, along with a like number of director retirements. These changes will be in addition to the two new independent directors, Myron (“Mike”) E. Ullman and Cia Buckley Marakovits, who joined Taubman’s nine member Board last year. Taubman is moving expeditiously and is working with a leading, nationally recognized independent director search firm. Taubman’s board refreshment goals take into account input from Taubman’s shareholders and its self-assessment and evaluation process and include bringing additive skillsets to the Board, increasing board diversity and reducing the average age and tenure of the Board’s independent directors through director additions and retirements.

In transitioning to annual elections as previously announced, directors will be elected for one-year terms beginning with the 2018 class of directors. Later classes will also stand for one-year terms at subsequent annual meetings, and the board will be fully declassified by the 2020 annual meeting when the directors in the 2017 director class complete their elected terms.

“We appreciate and value the perspectives our shareholders have shared with us, and we remain focused on following through on our commitments, including identifying highly qualified new independent directors to complement the Board’s expertise,” said Mike Ullman, Lead Director of Taubman and Chair of the Board’s Nominating and Corporate Governance Committee. “The Board unanimously supports these actions and remains committed to acting in the best interests of the Company and all of its shareholders. Taubman is navigating a rapidly evolving retail environment from a strong competitive position with best-in-class assets, and the Board and management are focused on executing the right strategies that will help build on Taubman’s long track record of success.”

About Taubman

Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 27 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman’s U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Founded in 1950, Taubman is headquartered in Bloomfield Hills, Mich. Taubman Asia, founded in 2005, is headquartered in Hong Kong. www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

Taubman is not soliciting proxies with respect to the solicitation commenced by a shareholder of the Company concerning calling a special meeting of shareholders.

This document may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”,

“estimates”, “approximate”, “guidance” and similar expressions in this document that predict or indicate future events and trends and that do not report historical matters. The forward-looking statements included in this document are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks, uncertainties and other factors. Such factors include, but are not limited to: changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; the liquidity of real estate investments; the company’s ability to comply with debt covenants; the availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the company’s information technology, infrastructure or personal data; the loss of key management personnel; shareholder activism costs and related business disruptions; maintaining our status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on our operations; and changes in global, national, regional and/or local economic and geopolitical climates. You should review our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent quarterly reports, for a discussion of such risks and uncertainties.
Additional Information

In the event there is a special meeting of shareholders (the "special meeting"), the Company intends to file a proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) to be used to solicit proxies with respect to the special meeting. The Company’s definitive proxy statement filed with the SEC on April 20, 2017 with respect to the 2017 Annual Meeting of Shareholders sets forth supplemental information regarding Company participants in Appendix A to the proxy statement, including a description of direct or indirect interests, by security holdings or otherwise. To the extent holdings in the Company’s securities by such participants who are Section 16 individuals change since the amounts described in the definitive proxy statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. IF A SPECIAL MEETING IS HELD, THE COMPANY STRONGLY ADVISES SHAREHOLDERS OF THE COMPANY TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING ANY PROXY STATEMENT AND ANY OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the documents filed by the Company with the SEC, including any such proxy statement when it becomes available, free of charge by visiting the SEC’s website, www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of any such proxy statement and other relevant filed documents when available from the Company’s website at www.taubman.com.

CONTACTS:

Media:
Maria Mainville, Taubman, Director, Strategic Communications, 248-258-7469
mmainville@taubman.com

Joele Frank, Wilkinson Brimmer Katcher
Andrew Siegel / Meaghan Repko / Joseph Sala, 212-355-4449

Investors:
Ryan Hurren, Taubman, Director, Investor Relations, 248-258-7232
rhurren@taubman.com

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